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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934




                          Date of Report:  October 17, 1996




                         CHILDREN'S BROADCASTING CORPORATION
                  (Exact Name of Registrant as Specified in Charter)




    Minnesota                         0-21534                    41-1663712
(State or Other Jurisdiction      (Commission File No.)         (IRS Employer
     of Incorporation)                                       Identification No.)




                724 First Street North, Minneapolis, Minnesota  55401
             (Address of principal executive offices, including zip code)




                                    (612) 338-3300
                 (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

    The Company announced today that it has filed with the Commission an amendment to its Form 10-QSB for the fiscal quarter ended June 30, 1996, to reflect the Company's write-off of remaining deferred warrant expenses in the amount of $1,662,378, resulting from the July 1996 termination by ABC Radio Networks, Inc. ("ABC") of its joint operating agreement with the Company, effective October 1996. Prior to ABC's termination, the deferred warrant expense was being amortized over the life of the joint operating agreement.

    In addition, the Form 10-QSB/A filed by the Company reflected the Company's continuing efforts to obtain additional capital to complete an aquisition in the Chicago radio market and to fund working capital requirements for 1997.

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                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 17, 1996          CHILDREN'S BROADCASTING CORPORATION


                                  By:  /s/ James G. Gilbertson
                                       -----------------------------
                                       James G. Gilbertson
                                       Chief Operating Officer